Statement of Additional Information (SAI) Supplement American Century Variable Portfolios, Inc. (SAI dated May 1, 2018)
Supplement dated October 10, 2018

The following changes are effective October 31, 2018:

G. David MacEwen, Co-Chief Investment Officer, CIO, Global Fixed Income, has announced his plans to retire on December 31, 2018. As a result, he will no longer serve as a portfolio manager for VP Balanced effective October 31, 2018.

The following entry is added to the Accounts Managed chart under Portfolio Managers on page 40 of the statement of additional information.

Accounts Managed
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Charles Tan(1)	Number of Accounts	7	1	0
	Assets	$12.6 billion(2)	$976.5 million	N/A

[1]	Information provided as of October 4, 2018.

[2]	Includes $215.2 million in VP Balanced.

The following is added as the last sentence to the first paragraph under Ownership of Securities on page 43 of the statement of additional information.
As of October 4, 2018, Charles Tan did not beneficially own shares of VP Balanced.

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